PROTOKINETIX INC 9176 S PLEASANTS HIGHWAY ST MARYS, WV 26170 **BORROWER'S NAME AND ADDRESS** "I" includes each borrower above, jointly and severally.	PLEASANTS COUNTY BANK P. O. BOX 240 ST MARYS, WV 26170 COPY **LENDER'S NAME AND ADDRESS** "You" means the lender, its successors and assigns.	Loan Number Date 06-16-2016 Maturity Date 06-17-2020 Loan Amount $ 250,000.00 Renewal Of

For value received, I promise to pay to you, or your order, at your address listed above the **PRINCIPAL** sum of TWO HUNDRED FIFTY THOUSAND AND NO/100 Dollars $ 250,000.00

☐ **Single Advance:** I will receive all of this principal sum on ______. No additional advances are contemplated under this note.

[X] **Multiple Advance:** The principal sum shown above is the maximum amount of principal I can borrow under this note. On 06-16-2016 ______ I will receive the amount of $ ______ and future principal advances are contemplated.

Conditions: The conditions for future advances are BANK APPROVAL

[X] **Open End Credit:** You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on 06-16-2020.

☐ **Closed End Credit:** You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 06-16-2016 at the rate of 5.000 % per year until 08-01-2016.

[X] **Variable Rate:** This rate may then change as stated below.

[X] **Index Rate:** The future rate will be 1.500 PERCENT ABOVE the following index rate: THE BASE RATE ON CORPORATE LOANS POSTED BY AT LEAST 70% OF THE 10 LARGEST U.S. BANKS KNOWN AS THE WALL STREET JOURNAL U.S. PRIME RATE. THE RESULT OF THIS CALCULATION WILL BE ROUNDED TO THE NEAREST 0.125

☐ **No Index:** The future rate will not be subject to any internal or external index. It will be entirely in your control.

[X] **Frequency and Timing:** The rate on this note may change as often as EVERY MONTH BEGINNING 08-01-2016.

A change in the interest rate will take effect ______.

[X] **Limitations:** During the term of this loan, the applicable annual interest rate will not be more than 11.000% or less than 5.000 %. The rate may not change more than ______ % each ______.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

[X] The amount of each scheduled payment will change. [X] The amount of the final payment will change.

☐ ______

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

[X] on the same fixed or variable rate basis in effect before maturity (as indicated above).

☐ at a rate equal to ______.

[X] **LATE CHARGE:** If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE AMOUNT OF PRINCIPAL AND INTEREST WITH A MIN OF $1.00 AND A MAX OF $30.00

[X] **ADDITIONAL CHARGES:** In addition to interest, I agree to pay the following charges which [X] are ☐ are not included in the principal amount above: ______

PAYMENTS: I agree to pay this note as follows:

MONTHLY PAYMENTS OF ACCRUED INTEREST CALCULATED ON THE AMOUNT OF CREDIT OUTSTANDING BEGINNING ON 08-01-2016 AND PRINCIPAL DUE ON 06-17-2020. THIS IS A VARIABLE RATE LOAN AND THE PAYMENT AMOUNTS MAY CHANGE. THE FINAL PAYMENT MAY ALSO CHANGE. THE ACTUAL AMOUNT OF MY FINAL PAYMENT WILL DEPEND ON MY PAYMENT RECORD.

ADDITIONAL TERMS:

PROVIDE FINANCIAL STATEMENTS UPON REQUEST

[X] **SECURITY:** This note is separately secured by (describe separate document by type and date):

DEEDS OF TRUSTS & SECURITY AGREEMENTS DATED 6-16-16 AND 5-13-11 EXECUTED BY PROTOKINETIX INC, CLARENCE SMITH AND TOMBSTONE RESOURCES

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is LINE OF CREDIT

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

PROTOKINETIX INC

______

CLARENCE E. SMITH, PRESIDENT

______

CLARENCE E. SMITH, INDIVIDUAL

Signature for Lender

______

F. MICHAEL NELSON, PRESIDENT/CEO

DEFINITIONS: As used on page 1, "☒" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state in which you are located will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

COMMISSIONS OR OTHER REMUNERATION: I understand and agree that any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or other remuneration.

In addition, I understand and agree that some other payments to third parties as part of this note may also involve money retained by you or paid back to you as commissions or other remuneration.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

"Right to receive money from you" means:

(1) any deposit account balance I have with you;
(2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3) any repurchase agreement or other nondeposit obligation.

"Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided; (7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season if I am a producer of crops; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:

(1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).
(2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-Off" paragraph herein.
(3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
(4) You may refuse to make advances to me or allow purchases on credit by me.
(5) You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:

(1) demand payment of amounts due (presentment);
(2) obtain official certification of nonpayment (protest); or
(3) give notice that amounts due have not been paid (notice of dishonor).

I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

FINANCIAL INFORMATION: I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER'S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	

Complete the following for consumer transactions secured by a dwelling.

Loan origination organization

NMLS ID

Loan originator

NMLS ID

AGREEMENT TO PROVIDE INSURANCE

DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is 06-16-2016. The parties and their addresses are:

OWNER: CLARENCE E. SMITH
9176 S PLEASANTS HIGHWAY
ST MARYS, WV 26170

SECURED PARTY: PLEASANTS COUNTY BANK
P. O. BOX 240
ST MARYS, WV 26170

COPY

The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me" and "my" refer to each person or entity signing this Agreement as Owner.

1. LOAN, LEASE, OR CONTRACT DESCRIPTION (Loan).
   A. Date: 06-16-2016
   B. Loan Number:
   C. Loan Amount: 250,000.00
   D. Additional Information:

2. AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I agree to do all of the following (in addition to any requirements specified in the Loan documents).
   A. I will insure the Property as listed and with the coverages shown in the COVERAGES section.
   B. I will have you named on the policy, with the status listed under the STATUS section.
   C. I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.
   D. I will pay for this insurance, including any fee for this endorsement.
   E. I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows.

2001 CREST III PONTOON BOAT VIN - MAU03178D101
2008 YAMAHA GRIZZLEY ATV
DIXIE CHOPPER MOWER
JOHN DEERE 4120 TRACTOR
KUBOTA RTV1100CR-A UTILITY VEHICLE
KUBOTA B2320 TRACTOR

4. COVERAGES. I agree to insure the Property according to the following described risks, amount of coverage, and maximum deductible allowed.

☐ If checked, all coverages will be for the full replacement value of the Property.

Homeowner's Coverage. ☐ H.O. ☐ Other (Describe) ______
Insurable Value: Deductible:

Automobile Coverages. ☐ Fire ☐ Theft ☐ Collision ☐ Comprehensive ☐ Liability ☐ Other ______
Insurable Value: Deductible: Minimum limits:

Property Coverage. ☐ Fire ☒ Theft ☒ Collision ☒ Comprehensive ☒ Liability ☐ Other ______
Insurable Value: Deductible:

5. STATUS. Your status shall be listed on the insurance policy as follows.

☐ Lienholder ☐ Certificate Holder ☐ Additional Insured ☐ Mortgagee ☐ Other ______

California Real Property: Hazard insurance exceeding the replacement value of the improvements on the property is not required as a condition of this loan.

6. ADDITIONAL TERMS.

7. INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows.
   A. Policy Number: ______ Effective From ______ To ______
   B. Insurance Company Name, Address, and Phone Number:

STATE FARM INSURANCE
SECOND ST
ST MARYS, WV 26170
(304) 684-2429

8. INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows.
   A. Agent Name: CHRIS METZ
   B. Agency Name, Address, and Phone Number:

CHRIS METZ AGENCY
SECOND ST
ST MARYS, WV 26170
(304) 684-2429

9. SIGNATURES.

SIGNATURES FOR OWNER(S) AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement. I request the listed insurance company and agency to provide the indicated coverage and list you on the policy with the indicated status. I also request the insurance company or its authorized agent to immediately confirm that the policy is in effect by signing this form and forwarding a copy of the policy to you.

X ______ Date ______
CLARENCE E. SMITH

X ______ Date ______

SIGNATURE FOR SECURED PARTY AND REQUEST FOR CONFIRMATION. Upon receipt of this Agreement, the insurance company or agency named above is requested to confirm the policy coverages shown above.

By X ______ Date ______
F. MICHAEL NELSON, PRESIDENT/CEO

SIGNATURE FOR INSURANCE COMPANY AND CONFIRMATION. By signing below, Insurance Company confirms the existence of the insurance coverages agreed to be provided by our insured and that you will be notified not less than 10 days before cancellation.

STATE FARM INSURANCE
Insurance Company

By X ______ Date ______

Please return to Secured Party at the address listed in the DATE AND PARTIES section.

AGREEMENT TO PROVIDE INSURANCE

DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is 06-16-2016. The parties and their addresses are:

OWNER: CLARENCE E. SMITH
9176 S PLEASANTS HIGHWAY
ST MARYS, WV 26170

SECURED PARTY: PLEASANTS COUNTY BANK
P. O. BOX 240
ST MARYS, WV 26170

COPY

The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me" and "my" refer to each person or entity signing this Agreement as Owner.

1. LOAN, LEASE, OR CONTRACT DESCRIPTION (Loan).
   A. Date: 06-16-2016
   B. Loan Number:
   C. Loan Amount: 250,000.00
   D. Additional Information: FLOOD INSURANCE

2. AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I agree to do all of the following (in addition to any requirements specified in the Loan documents).
   A. I will insure the Property as listed and with the coverages shown in the COVERAGES section.
   B. I will have you named on the policy, with the status listed under the STATUS section.
   C. I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.
   D. I will pay for this insurance, including any fee for this endorsement.
   E. I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows.

   9176 S PLEASANTS HIGHWAY ST MARYS WV 26170

4. COVERAGES. I agree to insure the Property according to the following described risks, amount of coverage, and maximum deductible allowed.
   ☐ If checked, all coverages will be for the full replacement value of the Property.
   Homeowner's Coverage. ☒ H.O. ☒ Other (Describe) FLOOD INSURANCE
   Insurable Value: 250,000.00 Deductible: 1,250.00
   Automobile Coverages. ☐ Fire ☐ Theft ☐ Collision ☐ Comprehensive ☐ Liability ☐ Other
   Insurable Value: Deductible: Minimum limits:
   Property Coverage. ☐ Fire ☐ Theft ☐ Collision ☐ Comprehensive ☐ Liability ☐ Other
   Insurable Value: Deductible:

5. STATUS. Your status shall be listed on the insurance policy as follows.
   ☐ Lienholder ☐ Certificate Holder ☐ Additional Insured ☒ Mortgagee ☐ Other
   California Real Property: Hazard insurance exceeding the replacement value of the improvements on the property is not required as a condition of this loan.

6. ADDITIONAL TERMS.

7. INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows.
   A. Policy Number: 60-10043031-2015 Effective From 09-13-2015 To 09-13-2016.
   B. Insurance Company Name, Address, and Phone Number:
      AMERICAN BANKERS INS CO OF FLORIDA
      200 STAR AVE SUITE 210
      PARKERSBURG, WV 26101
      (304) 422-8476

8. INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows.
   A. Agent Name: REAGLE & PADDEN.
   B. Agency Name, Address, and Phone Number:
      REAGLE & PADDEN INC
      200 STAR AVE SUITE 210
      PARKERSBURG, WV 26101
      (304) 422-8476

9. SIGNATURES.

SIGNATURES FOR OWNER(S) AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement. I request the listed insurance company and agency to provide the indicated coverage and list you on the policy with the indicated status. I also request the insurance company or its authorized agent to immediately confirm that the policy is in effect by signing this form and forwarding a copy of the policy to you.

X ______________________________ ______________ Date
CLARENCE E. SMITH

X ______________________________ ______________ Date

SIGNATURE FOR SECURED PARTY AND REQUEST FOR CONFIRMATION. Upon receipt of this Agreement, the insurance company or agency named above is requested to confirm the policy coverages shown above.

By X ______________________________ ______________ Date
F. MICHAEL NELSON, PRESIDENT/CEO

SIGNATURE FOR INSURANCE COMPANY AND CONFIRMATION. By signing below, Insurance Company confirms the existence of the insurance coverages agreed to be provided by our insured and that you will be notified not less than 10 days before cancellation.

AMERICAN BANKERS INS CO OF FLORIDA
Insurance Company

By X ______________________________ ______________ Date

Please return to Secured Party at the address listed in the DATE AND PARTIES section.

PROTOKINETIX INC 9176 S PLEASANTS HIGHWAY ST MARYS, WV 26170 BORROWER'S NAME AND ADDRESS "I" includes each borrower above, jointly and severally	PLEASANTS COUNTY BANK P. O. BOX 240 ST MARYS, WV 26170 LENDER'S NAME AND ADDRESS "You" means the lender, its successors and assigns.	Loan Number ________ Date 06-16-2016 Mat. Date 06-17-2020 Loan Amount $ 250,000.00 Renewal Of ________

COPY

DISBURSEMENT AUTHORIZATION

I hereby authorize and request the following disbursement from the loan referenced above:

a. Amount given to me directly	$	o.	$
b. Amount paid on my account (#________)	$	p.	$
c. To Lender	$ 500.00	q.	$
Amounts paid to others on my behalf:		r.	$
d. Insurance Companies	$	s.	$
e. Public Officials	$ 74.00	t.	$
f. SFS	$ 12.00	u.	$
g. THE APPRAISAL COMPANY	$ 350.00	v.	$
h. BRIAN CARR	$ 175.00	w.	$
i.	$	x.	$
j.	$	y.	$
k.	$	z.	$
l.	$	aa.	$
m.	$	bb.	$
n.	$	cc.	$

Comments:

PROTOKINETIX INC

X ______________________________
CLARENCE E. SMITH, PRESIDENT

X ______________________________

X ______________________________

X ______________________________
CLARENCE E. SMITH, INDIVIDUAL

X ______________________________

X ______________________________

Loan Officer: F. MICHAEL NELSON

DEBTOR NAME AND ADDRESS	SECURED PARTY NAME AND ADDRESS
PROTOKINETIX INC 9176 S PLEASANTS HIGHWAY ST MARYS, WV 26170	PLEASANTS COUNTY BANK P. O. BOX 240 ST MARYS, WV 26170

COPY

Type: ☐ individual ☐ partnership ☒ corporation ☐
State of organization/registration (if applicable) WV
☐ If checked, refer to addendum for additional Debtors and signatures.

COMMERCIAL SECURITY AGREEMENT

The date of this Commercial Security Agreement (Agreement) is 06-16-2016.

SECURED DEBTS. This Agreement will secure all sums advanced by Secured Party under the terms of this Agreement and the payment and performance of the following described Secured Debts that (check one) ☒ Debtor ☐ ______ (Borrower) owes to Secured Party:

☒ **Specific Debts.** The following debts and all extensions, renewals, refinancings, modifications, and replacements (describe):
NOTE DATED 6-16-16 IN THE AMOUNT OF $250,000.00 SIGNED BY CLARENCE E SMITH

☒ **All Debts.** All present and future debts, even if this Agreement is not referenced, the debts are also secured by other collateral, or the future debt is unrelated to or of a different type than the current debt. Nothing in this Agreement is a commitment to make future loans or advances.

SECURITY INTEREST. To secure the payment and performance of the Secured Debts, Debtor gives Secured Party a security interest in all of the Property described in this Agreement that Debtor owns or has sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products of the Property. "Property" includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property. This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and Secured Party is no longer obligated to advance funds to Debtor or Borrower.

PROPERTY DESCRIPTION. The Property is described as follows:

☐ **Accounts and Other Rights to Payment:** All rights to payment, whether or not earned by performance, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including all liens) which Debtor may have by law or agreement against any account debtor or obligor of Debtor.

☐ **Inventory:** All inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in Debtor's business.

☐ **Equipment:** All equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools. The Property includes any equipment described in a list or schedule Debtor gives to Secured Party, but such a list is not necessary to create a valid security interest in all of Debtor's equipment.

☒ **Instruments and Chattel Paper:** All instruments, including negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a monetary obligation, and tangible and electronic chattel paper.

☒ **General Intangibles:** All general intangibles including, but not limited to, tax refunds, patents and applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction relating to computer programs, and the right to use Debtor's name.

☒ **Documents:** All documents of title including, but not limited to, bills of lading, dock warrants and receipts, and warehouse receipts.

☐ **Farm Products and Supplies:** All farm products including, but not limited to, all poultry and livestock and their young, along with their produce, products, and replacements; all crops, annual or perennial, and all products of the crops; and all feed, seed, fertilizer, medicines, and other supplies used or produced in Debtor's farming operations.

☐ **Government Payments and Programs:** All payments, accounts, general intangibles, and benefits including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance and diversion payments, production flexibility contracts, and conservation reserve payments under any preexisting, current, or future federal or state government program.

☐ **Investment Property:** All investment property including, but not limited to, certificated securities, uncertificated securities, securities entitlements, securities accounts, commodity contracts, commodity accounts, and financial assets.

☐ **Deposit Accounts:** All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.

☒ **Specific Property Description:** The Property includes, but is not limited by, the following (if required, provide real estate description):

ASSIGNMENT OF PROTOKINETIX, INC. UNITED STATES PATENT SERIAL NUMBER 62/287,657 FOR INVENTION ENTITLED "USE OF ANTI-AGING GLYCOPROTEIN FOR ENHANCING SURVIVAL OF NEUROSENSORY PRECURSOR CELLS"

USE OF PROPERTY. The Property will be used for ☐ personal ☒ business ☐ agricultural ☐ ______ purposes.

SIGNATURES. Debtor agrees to the terms on pages 1 and 2 of this Agreement and acknowledges receipt of a copy of this Agreement.

DEBTOR	SECURED PARTY
PROTOKINETIX INC	PLEASANTS COUNTY BANK
CLARENCE E. SMITH PRESIDENT	F. MICHAEL NELSON PRESIDENT/CEO
CLARENCE E. SMITH INDIVIDUAL	

GENERAL PROVISIONS. Each Debtor's obligations under this Agreement are independent of the obligations of any other Debtor. Secured Party may sue each Debtor individually or together with any other Debtor. Secured Party may release any part of the Property and Debtor will remain obligated under this Agreement. The duties and benefits of this Agreement will bind the successors and assigns of Debtor and Secured Party. No modification of this Agreement is effective unless made in writing and signed by Debtor and Secured Party. Whenever used, the plural includes the singular and the singular includes the plural. Time is of the essence.

APPLICABLE LAW. This Agreement is governed by the laws of the state in which Secured Party is located. In the event of a dispute, the exclusive forum, venue, and place of jurisdiction will be the state in which Secured Party is located, unless otherwise required by law. If any provision of this Agreement is unenforceable by law, the unenforceable provision will be severed and the remaining provisions will still be enforceable.

NAME AND LOCATION. Debtor's name indicated on page 1 is Debtor's exact legal name. If Debtor is an individual, Debtor's address is Debtor's principal residence. If Debtor is not an individual, Debtor's address is the location of Debtor's chief executive offices or sole place of business. If Debtor is an entity organized and registered under state law, Debtor has provided Debtor's state of registration on page 1. Debtor will provide verification of registration and location upon Secured Party's request. Debtor will provide Secured Party with at least 30 days notice prior to any change in Debtor's name, address, or state of organization or registration.

WARRANTIES AND REPRESENTATIONS. Debtor has the right, authority, and power to enter into this Agreement. The execution and delivery of this Agreement will not violate any agreement governing Debtor or Debtor's property, or to which Debtor is a party. Debtor makes the following warranties and representations which continue as long as this Agreement is in effect:

(1) Debtor is duly organized and validly existing in all jurisdictions in which Debtor does business;
(2) the execution and performance of the terms of this Agreement have been duly authorized, have received all necessary governmental approval, and will not violate any provision of law or order;
(3) other than previously disclosed to Secured Party, Debtor has not changed Debtor's name or principal place of business within the last 10 years and has not used any other trade or fictitious name; and
(4) Debtor does not and will not use any other name without Secured Party's prior written consent.

Debtor owns all of the Property, and Secured Party's claim to the Property is ahead of the claims of any other creditor, except as otherwise agreed and disclosed to Secured Party prior to any advance on the Secured Debts. The Property has not been used for any purpose that would violate any laws or subject the Property to forfeiture or seizure.

DUTIES TOWARD PROPERTY. Debtor will protect the Property and Secured Party's interest against any competing claim. Except as otherwise agreed, Debtor will keep the Property in Debtor's possession at the address indicated on page 1 of this Agreement. Debtor will keep the Property in good repair and use the Property only for purposes specified on page 1. Debtor will not use the Property in violation of any law and will pay all taxes and assessments levied or assessed against the Property. Secured Party has the right of reasonable access to inspect the Property, including the right to require Debtor to assemble and make the Property available to Secured Party. Debtor will immediately notify Secured Party of any loss or damage to the Property. Debtor will prepare and keep books, records, and accounts about the Property and Debtor's business, to which Debtor will allow Secured Party reasonable access.

Debtor will not sell, offer to sell, license, lease, or otherwise transfer or encumber the Property without Secured Party's prior written consent. Any disposition of the Property will violate Secured Party's rights, unless the Property is inventory sold in the ordinary course of business at fair market value. If the Property includes chattel paper or instruments, either as original collateral or as proceeds of the Property, Debtor will record Secured Party's interest on the face of the chattel paper or instruments.

If the Property includes accounts, Debtor will not settle any account for less than the full value, dispose of the accounts by assignment, or make any material change in the terms of any account without Secured Party's prior written consent. Debtor will collect all accounts in the ordinary course of business, unless otherwise required by Secured Party. Debtor will keep the proceeds of the accounts, and any goods returned to Debtor, in trust for Secured Party and will not commingle the proceeds or returned goods with any of Debtor's other property. Secured Party has the right to require Debtor to pay Secured Party the full price on any returned items. Secured Party may require account debtors to make payments under the accounts directly to Secured Party. Debtor will deliver the accounts to Secured Party at Secured Party's request. Debtor will give Secured Party all statements, reports, certificates, lists of account debtors (showing names, addresses, and amounts owing), invoices applicable to each account, and any other data pertaining to the accounts as Secured Party requests.

If the Property includes farm products, Debtor will provide Secured Party with a list of the buyers, commission merchants, and selling agents to or through whom Debtor may sell the farm products. Debtor authorizes Secured Party to notify any additional parties regarding Secured Party's interest in Debtor's farm products, unless prohibited by law. Debtor agrees to plant, cultivate, and harvest crops in due season. Debtor will be in default if any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetland to produce or to make possible the production of an agricultural commodity, further explained in 7 CFR Part 1940, Subpart G, Exhibit M.

If Debtor pledges the Property to Secured Party (delivers the Property into the possession or control of Secured Party or a designated third party), Debtor will, upon receipt, deliver any proceeds and products of the Property to Secured Party. Debtor will provide Secured Party with any notices, documents, financial statements, reports, and other information relating to the Property Debtor receives as the owner of the Property.

PERFECTION OF SECURITY INTEREST. Debtor authorizes Secured Party to file a financing statement covering the Property. Debtor will comply with, facilitate, and otherwise assist Secured Party in connection with obtaining possession or control over the Property for purposes of perfecting Secured Party's interest under the Uniform Commercial Code.

INSURANCE. Debtor agrees to keep the Property insured against the risks reasonably associated with the Property until the Property is released from this Agreement. Debtor will maintain this insurance in the amounts Secured Party requires. Debtor may choose the insurance company, subject to Secured Party's approval, which will not be unreasonably withheld. Debtor will have the insurance provider name Secured Party as loss payee on the insurance policy. Debtor will give Secured Party and the insurance provider immediate notice of any loss. Secured Party may apply the insurance proceeds toward the Secured Debts. Secured Party may require additional security as a condition of permitting any insurance proceeds to be used to repair or replace the Property. If Secured Party acquires the Property in damaged condition, Debtor's rights to any insurance policies and proceeds will pass to Secured Party to the extent of the Secured Debts. Debtor will immediately notify Secured Party of the cancellation or termination of insurance. If Debtor fails to keep the Property insured, or fails to provide Secured Party with proof of insurance, Secured Party may obtain insurance to protect Secured Party's interest in the Property. The insurance may include coverages not originally required of Debtor, may be written by a company other than one Debtor would choose, and may be written at a higher rate than Debtor could obtain if Debtor purchased the insurance.

AUTHORITY TO PERFORM. Debtor authorizes Secured Party to do anything Secured Party deems reasonably necessary to protect the Property and Secured Party's interest in the Property. If Debtor fails to perform any of Debtor's duties under this Agreement, Secured Party is authorized, without notice to Debtor, to perform the duties or cause them to be performed. These authorizations include, but are not limited to, permission to pay for the repair, maintenance, and preservation of the Property and take any action to realize the value of the Property. Secured Party's authority to perform for Debtor does not create an obligation to perform, and Secured Party's failure to perform will not preclude Secured Party from exercising any other rights under the law or this Agreement.

If Secured Party performs for Debtor, Secured Party will use reasonable care. Reasonable care will not include any steps necessary to preserve rights against prior parties or any duty to take action in connection with the management of the Property.

If Secured Party comes into possession of the Property, Secured Party will preserve and protect the Property to the extent required by law. Secured Party's duty of care with respect to the Property will be satisfied if Secured Party exercises reasonable care in the safekeeping of the Property or in the selection of a third party in possession of the Property.

Secured Party may enforce the obligations of an account debtor or other person obligated on the Property. Secured Party may exercise Debtor's rights with respect to the account debtor's or other person's obligations to make payment or otherwise render performance to Debtor, and enforce any security interest that secures such obligations.

PURCHASE MONEY SECURITY INTEREST. If the Property includes items purchased with the Secured Debts, the Property purchased with the Secured Debts will remain subject to Secured Party's security interest until the Secured Debts are paid in full. Payments on any non-purchase money loan also secured by this Agreement will not be applied to the purchase money loan. Payments on the purchase money loan will be applied first to the non-purchase money portion of the loan, if any, and then to the purchase money portion in the order in which the purchase money Property was acquired. If the purchase money Property was acquired at the same time, payments will be applied in the order Secured Party selects. No security interest will be terminated by application of this formula.

DEFAULT. Debtor will be in default if:

(1) Debtor (or Borrower, if not the same) fails to make a payment in full when due;
(2) Debtor fails to perform any condition or keep any covenant on this or any debt or agreement Debtor has with Secured Party;
(3) a default occurs under the terms of any instrument or agreement evidencing or pertaining to the Secured Debts;
(4) anything else happens that either causes Secured Party to reasonably believe that Secured Party will have difficulty in collecting the Secured Debts or significantly impairs the value of the Property.

REMEDIES. After Debtor defaults, and after Secured Party gives any legally required notice and opportunity to cure the default, Secured Party may at Secured Party's option do any one or more of the following:

(1) make all or any part of the Secured Debts immediately due and accrue interest at the highest post-maturity interest rate;
(2) require Debtor to gather the Property and make it available to Secured Party in a reasonable fashion;
(3) enter upon Debtor's premises and take possession of all or any part of Debtor's property for purposes of preserving the Property or its value and use and operate Debtor's property to protect Secured Party's interest, all without payment or compensation to Debtor;
(4) use any remedy allowed by state or federal law, or provided in any agreement evidencing or pertaining to the Secured Debts.

If Secured Party repossesses the Property or enforces the obligations of an account debtor, Secured Party may keep or dispose of the Property as provided by law. Secured Party will apply the proceeds of any collection or disposition first to Secured Party's expenses of enforcement, which includes reasonable attorneys' fees and legal expenses to the extent not prohibited by law, and then to the Secured Debts. Debtor (or Borrower, if not the same) will be liable for the deficiency, if any.

By choosing any one or more of these remedies, Secured Party does not give up the right to use any other remedy. Secured Party does not waive a default by not using a remedy.

WAIVER. Debtor waives all claims for damages caused by Secured Party's acts or omissions where Secured Party acts in good faith.

NOTICE AND ADDITIONAL DOCUMENTS. Where notice is required, Debtor agrees that 10 days prior written notice will be reasonable notice to Debtor under the Uniform Commercial Code. Notice to one party is notice to all parties. Debtor agrees to sign, deliver, and file any additional documents and certifications Secured Party considers necessary to perfect, continue, or preserve Debtor's obligations under this Agreement and to confirm Secured Party's lien status on the Property.

BORROWER'S NAME AND ADDRESS	LENDER'S NAME AND ADDRESS	
PROTOKINETIX INC 9176 S PLEASANTS HIGHWAY ST MARYS, WV 26170	PLEASANTS COUNTY BANK P. O. BOX 240 ST MARYS, WV 26170	Line of Credit No. Date 06-16-2016 Max. Credit Amt. 250,000.00 Loan Ref. No.
"I" includes each borrower above, jointly and severally.	"You" means the lender, its successors and assigns.	

You have extended to me a line of credit in the
AMOUNT of TWO HUNDRED FIFTY THOUSAND AND NO/100 $ 250,000.00

You will make loans to me from time to time until 12:00 P.m. on 06-16-2020. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay those amounts.

This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT: This line of credit is:

☐ OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
a. I have borrowed the maximum amount available to me;
b. This line of credit has expired;
c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
e.

☐ DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed $

Subject to the obligatory or discretionary limitations above, this line of credit is:

☒ OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

☐ CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on 06-16-2016, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:
BANK APPROVAL

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

☒ security agreement dated 06-16-2016 ☐
☒ mortgage dated 06-16-2016 ☐
☐ guaranty dated ☐

4. REMEDIES: If I am in default on the note(s) you may:
a. take any action as provided in the related documents;
b. without notice to me, terminate this line of credit.
By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
a. maintain books and records of my operations relating to the need for this line of credit;
b. permit you or any of your representatives to inspect and/or copy these records;
c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;
e.

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER

F. MICHAEL NELSON
Title PRESIDENT/CEO

SIGNATURES: I AGREE TO THE TERMS OF THIS LINE OF CREDIT. I HAVE RECEIVED A COPY ON TODAY'S DATE.

CLARENCE E. SMITH, PRESIDENT

CLARENCE E. SMITH, INDIVIDUAL

PROTOKINETIX INC 9176 S PLEASANTS HIGHWAY ST MARYS, WV 26170 **BORROWER'S NAME AND ADDRESS** "I" includes each borrower above, jointly and severally	PLEASANTS COUNTY BANK P. O. BOX 240 ST MARYS, WV 26170 **LENDER'S NAME AND ADDRESS** "You" means the lender, its successors and assigns.	Line of Credit No. Date 06-16-2016 Max. Credit Amt. 250,000.00 Loan Ref. No.

COPY

You have extended to me a line of credit in the

AMOUNT of TWO HUNDRED FIFTY THOUSAND AND NO/100 $ 250,000.00

You will make loans to me from time to time until 12:00 P.m. on 06-16-2020. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. **AMOUNT:** This line of credit is:

☐ OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
a. I have borrowed the maximum amount available to me;
b. This line of credit has expired;
c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
e. ______________________

☐ DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed ______________ $ ______________.

Subject to the obligatory or discretionary limitations above, this line of credit is:

☒ OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

☐ CLOSED-END: I may borrow up to the maximum only one time.

2. **PROMISSORY NOTE:** I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on 06-16-2016, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:
BANK APPROVAL

3. **RELATED DOCUMENTS:** I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

☒ security agreement dated 06-16-2016 ☐

☒ mortgage dated 06-16-2016 ☐

☐ guaranty dated ☐

4. **REMEDIES:** If I am in default on the note(s) you may:
a. take any action as provided in the related documents;
b. without notice to me, terminate this line of credit.
By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. **COSTS AND FEES:** If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. **COVENANTS:** For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
a. maintain books and records of my operations relating to the need for this line of credit;
b. permit you or any of your representatives to inspect and/or copy these records;
c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;
e. ______________________

7. **NOTICES:** All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. **MISCELLANEOUS:** This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER

F. MICHAEL NELSON

Title PRESIDENT/CEO

SIGNATURES: I AGREE TO THE TERMS OF THIS LINE OF CREDIT. I HAVE RECEIVED A COPY ON TODAY'S DATE.

CLARENCE E. SMITH, PRESIDENT

CLARENCE E. SMITH, INDIVIDUAL

EXHIBIT "A"

Description

All of that certain real estate lying in the District of Grant, County of Pleasants and State of West Virginia, bounded and described as follows:

First Tract:
Beginning at a point in the center of Calf Creek between West Virginia Route 2 and the CSX Railroad, in the southerly right-of-way line of said railroad, said point bearing S. 38 03' E. along the centerline of a concrete arch culvert 76.46 feet from its intersection with the centerline of the railroad; thence with three lines of the right-of-way of the railroad N. 63°09' 30" E. 27.27 feet to a 1 inch iron pipe set on the bank of the creek and continuing 97.15 feet more to a 1 inch iron pipe set, which point is 75 feet from and at right angles to centerline station 7917; thence N. 36° 35' 40" E. 111.80 feet to a 1 inch iron pipe set which point is 25 feet from and at right angles to centerline station 7918; thence parallel to the centerline N. 63° 09' 30" E. 451.21 feet to a 2 inch iron pipe set at the intersection of railroad and West Virginia Route 2 right-of-way lines, said point being 30 feet from the center of Route 2; thence with the right-of-way of Route 2 on a curve to the left with a radius of 1994.43 feet, a distance of 585.4 feet to the P.T. station 420+09.95 and a 1 inch iron pipe set said point being 30 feet from centerline; thence at right angles to centerline N. 47° 24' W. 30.0 feet with Route 2 right-of-way to a 1 inch iron pipe set; thence parallel to centerline S. 42° 36' 82.53 feet with the right-of-way to an X cut on the centerline of a concrete arch culvert under Route 2, said point bearing N. 38° 51' 30" W. 60.67 feet from centerline highway station 421+01.5; thence with the center of Calf Creek by a calculated line N. 40° 11' 10" W. 75.74 feet to the point of beginning, containing 0.67 acres, more or less.

Second Tract:
Beginning at a point in the center of Calf Creek, in the northerly right-of-way line of the CSX Railroad said point bearing N. 38° 03" W. 76.46 feet along the centerline of a concrete arch culvert from centerline of railroad station 7915+61; thence with three lines of said railroad N. 63° 09' 03" E. 27 feet more or less to a 1 inch iron pipe set on the east bank of Calf Creek and continuing on 227.07 feet more to a 1 inch iron pipe set at a 6 inch elm and 75 feet from and at right angles to a station 7918; thence S. 26° 50' 30" E. 50.0 feet to a inch iron pipe set in a road crossing the railroad; thence parallel to the centerline and 25 feet therefrom N. 63° 09' 30" E. 1005.07 feet to a 2 inch iron pipe set in the division line with Dewey Wherry said point bearing N. 8° 32' W. 26.36 feet from centerline station 7927+52.08; thence N. 8° 32' W. passing a 2 inch iron pipe at 297.47 feet which pipe is a 8 feet ± from and on top the high bank of the Ohio River, and continuing 70 feet more to the waters edge of the Ohio River at normal pool elevation; thence southwesterly down the river bearing thereon, a distance of 3235 feet more or less to the center of the mouth of Calf Creek; thence up the Calf Creek with the meanders thereof 1205 feet more or less to the point of beginning, containing 10.69 acres more or less, as surveyed by Harry Hysell, Jr., Licensed Land Surveyor No. 224, dated March 14, 1992, and shown on that certain unrecorded plat dated March 16, 1992.

Subject to all existing rights of way, easements, covenants, conditions, restrictions, reservations and other servitudes contained in prior instruments of record affecting the within described tract or parcel of land.

4. **Secured Debt Defined.** The term "Secured Debt" includes, but is not limited to, the following:

(A) The promissory note(s), contract(s), guaranty(ies) or other evidence of debt described below and all extensions, renewals, modifications or substitutions *(When referencing the debts below it is suggested that you include items such as borrowers' names and addresses, note principal amounts, commercial revolving loan agreement's maximum amount, interest rates, variable rate terms, maturity dates, etc.)* NOTE DATED 6-16-2016 IN THE NAME OF PROTOKINETIX INC FOR $250,000.00

(B) All future advances from Lender to Grantor or other future obligations of Grantor to Lender under any promissory note, contract, guaranty, or other evidence of debt existing now or executed after this Deed of Trust whether or not this Deed of Trust is specifically referred to in the evidence of debt.

(C) All obligations Grantor owes to Lender, which now exist or may later arise, to the extent not prohibited by law, including, but not limited to, liabilities for overdrafts relating to any deposit account agreement between Grantor and Lender.

(D) All additional sums advanced and expenses incurred by Lender for insuring, preserving or otherwise protecting the Property and its value and any other sums advanced and expenses incurred by Lender under the terms of this Deed of Trust, plus interest at the highest rate in effect, from time to time, as provided in the Evidence of Debt.

(E) Grantor's performance under the terms of any instrument evidencing a debt by Grantor to Lender and any Deed of Trust securing, guarantying, or otherwise relating to the debt.

If more than one person signs this Deed of Trust as Grantor, each Grantor agrees that this Deed of Trust will secure all future advances and future obligations described above that are given to or incurred by any one or more Grantor, or any one or more Grantor and others. This Deed of Trust will not secure any other debt if Lender fails, with respect to such other debt, to make any required disclosure about this Deed of Trust or if Lender fails to give any required notice of the right of rescission.

5. **Payments.** Grantor agrees to make all payments on the Secured Debt when due and in accordance with the terms of the Evidence of Debt or this Deed of Trust.

6. **Warranty of Title.** Grantor covenants that Grantor is lawfully seized of the estate conveyed by this Deed of Trust and has the right to irrevocably grant, convey and sell to Trustee, in trust, with power of sale, the Property and warrants that the Property is unencumbered, except for encumbrances of record.

7. **Claims Against Title.** Grantor will pay all taxes, assessments, liens, encumbrances, lease payments, ground rents, utilities, and other charges relating to the Property when due. Lender may require Grantor to provide to Lender copies of all notices that such amounts are due and

the receipts evidencing Grantor's payment. Grantor will defend title to the Property against any claims that would impair the lien of this Deed of Trust. Grantor agrees to assign to Lender, as requested by Lender, any rights, claims or defenses which Grantor may have against parties who supply labor or materials to improve or maintain the Property.

8. **Prior Security Interests.** With regard to any other mortgage, deed of trust, security agreement or other lien document that created a prior security interest or encumbrance on the Property and that may have priority over this Deed of Trust, Grantor agrees:

   (A) To make all payments when due and to perform or comply with all covenants.

   (B) To promptly deliver to Lender any notices that Grantor receives from the holder.

   (C) Not to make or permit any modification or extension of, and not to request or accept any future advances under any note or agreement secured by, the other mortgage, deed of trust or security agreement unless Lender consents in writing.

9. **Due on Sale or Encumbrance.** Lender may, at its option, declare the entire balance of the Secured Debt to be immediately due and payable upon the creation of any lien, encumbrance, transfer, or sale of all or any part of, or contract for any of these on the Property. However, if the Property includes Grantor's residence, this section shall be subject to the restrictions imposed by federal law (12 C.F.R. 191), as applicable. For the purposes of this section, the term "Property" also includes any interest to all or any part of the Property. This covenant shall run with the Property and shall remain in effect until the Secured Debt is paid in full and this Deed of Trust is released.

10. **Transfer of an Interest in the Grantor.** If Grantor is an entity other than a natural person (such as a corporation, or other organization), Lender may demand immediate payment if (1) a beneficial interest in Grantor is sold or transferred; (2) there is a change in either the identity or number of members of a partnership or similar entity; or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation, or similar entity. However, Lender may not demand payment in the above situations if it is prohibited by law as of the date of this Deed of Trust.

11. **Entity Warranties and Representations.** If Grantor is an entity other than a natural person (such as a corporation, or other organization), Grantor makes to Lender the following warranties and representations which shall be continuing as long as the Secured Debt remains outstanding:

    (A) Grantor is an entity which is duly organized and validly existing in the Grantor's state of incorporation (or organization). Grantor is in good standing in all states in which Grantor transacts business. Grantor has the power and authority to own the Property and to carry on its business as now being conducted and, as applicable, is qualified to do so in each state in which Grantor operates.

    (B) The execution, delivery and performance of this Deed of Trust by Grantor and the obligation evidenced by the Evidence of Debt are within the power of Grantor, have been duly authorized, have received all necessary governmental approval, and will not violate any provision of law, or order of court or governmental agency.

(C) Other than disclosed in writing Grantor has not changed its name within the last ten years and has not used any other trade or fictitious name. Without Lender's prior written consent, Grantor does not and will not use any other name and will preserve its existing name, trade names and franchises until the Secured Debt is satisfied.

12. **Property Condition, Alterations and Inspection.** Grantor will keep the Property in good condition and make all repairs that are reasonably necessary. Grantor will give Lender prompt notice of any loss or damage to the Property. Grantor will keep the Property free of noxious weeds and grasses. Grantor will not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restriction limiting or defining the uses which may be made of the Property or any part of the Property, without Lender's prior written consent. Grantor will notify Lender of all demands, proceedings, claims, and actions against Grantor or any other owner made under law or regulation regarding use, ownership and occupancy of the Property. Grantor will comply with all legal requirements and restrictions, whether public or private, with respect to the use of the Property. Grantor also agrees that the nature of the occupancy and use will not change without Lender's prior written consent.

No portion of the Property will be removed, demolished or materially altered without Lender's prior written consent except that Grantor has the right to remove items of personal property comprising a part of the Property that become worn or obsolete, provided that such personal property is replaced with other personal property at least equal in value to the replaced personal property, free from any title retention device, security agreement or other encumbrance. Such replacement of personal property will be deemed subject to the security interest created by this Deed of Trust. Grantor shall not partition or subdivide the Property without Lender's prior written consent. Lender or Lender's agents may, at Lender's option, enter the Property at any reasonable time for the purpose of inspecting the Property. Any inspection of the Property shall be entirely for Lender's benefit and Grantor will in no way rely on Lender's inspection.

13. **Authority to Perform.** If Grantor fails to perform any of Grantor's duties under this Deed of Trust, or any other mortgage, deed of trust, security agreement or other lien document that has priority over this Deed of Trust, Lender may, without notice, perform the duties or cause them to be performed. Grantor appoints Lender as attorney in fact to sign Grantor's name or pay any amount necessary for performance. If any construction on the Property is discontinued or not carried on in a reasonable manner, Lender may do whatever is necessary to protect Lender's security interest in the Property. This may include completing the construction.

Lender's right to perform for Grantor shall not create an obligation to perform, and Lender's failure to perform will not preclude Lender from exercising any of Lender's other rights under the law or this Deed of Trust. Any amounts paid by Lender for insuring, preserving or otherwise protecting the Property and Lender's security interest will be due on demand and will bear interest from the date of the payment until paid in full at the interest rate in effect from time to time according to the terms of the Evidence of Debt.

14. Assignment of Leases and Rents. Grantor irrevocably assigns, grants and conveys to Lender as additional security all the right, title and interest in the following (Property).

(A) Existing or future leases, subleases, licenses, guaranties and any other written or verbal agreements for the use and occupancy of the Property, including but not limited to, any extensions, renewals, modifications or replacements (Leases);

(B) Rents, issues and profits, including but not limited to, security deposits, minimum rents, percentage rents, additional rents, common area maintenance charges, parking charges, real estate taxes, other applicable taxes, insurance premium contributions, liquidated damages following default, cancellation premiums, "loss of rents" insurance, guest receipts, revenues, royalties, proceeds, bonuses, accounts, contract rights, general intangibles, and all rights and claims which Grantor may have that in any way pertain to or are on account of the use or occupancy of the whole or any part of the Property (Rents).

In the event any item listed as Leases or Rents is determined to be personal property, this Assignment will also be regarded as a security agreement.

Grantor will promptly provide Lender with copies of the Leases and will certify these Leases are true and correct copies. The existing Leases will be provided on execution of the Assignment, and all future Leases and any other information with respect to these Leases will be provided immediately after they are executed. Grantor may collect, receive, enjoy and use the Rents so long as Grantor is not in default. Grantor will not collect in advance any Rents due in future lease periods, unless Grantor first obtains Lender's written consent. Upon default, Grantor will receive any Rents in trust for Lender and Grantor will not commingle the Rents with any other funds. When Lender so directs, Grantor will endorse and deliver any payments of Rents from the Property to Lender. Amounts collected will be applied at Lender's discretion to the Secured Debts, the costs of managing, protecting and preserving the Property, and other necessary expenses. Grantor agrees that this Security Instrument is immediately effective between Grantor and Lender. Unless otherwise prohibited or prescribed by state law, Grantor agrees that Lender may take actual possession of the Property without the necessity of commencing any legal action or proceeding. Grantor agrees that actual possession of the Property is deemed to occur when Lender notifies Grantor of Grantor's default and demands that Grantor and Grantor's tenants pay all Rents due or to become due directly to Lender. Immediately after Lender gives Grantor the notice of default, Grantor agrees that either Lender or Grantor may immediately notify the tenants and demand that all future Rents be paid directly to Lender.

As long as this Assignment is in effect, Grantor warrants and represents that no default exists under the Leases, and the parties subject to the Leases have not violated any applicable law on leases, licenses and landlords and tenants. Grantor, at its sole cost and expense, will keep, observe and perform, and require all other parties to the Leases to comply with the Leases and any applicable law.

If Grantor or any party to the Lease defaults or fails to observe any applicable law, Grantor will promptly notify Lender. If Grantor neglects or refuses to enforce compliance with the terms of the Leases, then Lender may, at Lender's option, enforce compliance.

Grantor will not sublet, modify, extend, cancel, or otherwise alter the Leases, or accept the surrender of the Property covered by the Leases (unless the Leases so require) without Lender's consent. Grantor will not assign, compromise, subordinate or encumber the Leases and Rents without Lender's prior written consent. Lender does not assume or become liable for the Property's maintenance, depreciation, or other losses or damages when Lender acts to manage, protect or preserve the Property, except for losses and damages due to Lender's gross negligence or intentional torts. Otherwise, Grantor will indemnify Lender and hold Lender harmless for all liability, loss or damage that Lender may incur when Lender opts to exercise any of its remedies against any party obligated under the Leases.

15. **Condominiums; Cooperatives; and Planned Communities.** If the Property includes a unit in a condominium, cooperative or a planned community, Grantor will perform all of Grantor's duties under the covenants, by-laws, or regulations of the condominium, cooperative or planned community.

16. **Default.** Grantor will be in default if any of the following occur:

(A) Any party obligated on the Secured Debt fails to make payment when due;

(B) A breach of any term or covenant in this Deed of Trust, any prior mortgage or any construction loan agreement, security agreement or any other document evidencing, guarantying, securing or otherwise relating to the Secured Debt;

(C) The making or furnishing of any verbal or written representation, statement or warranty to Lender that is false or incorrect in any material respect by Grantor or any person or entity obligated on the Secured Debt;

(D) The death, dissolution, or insolvency of, appointment of a receiver for, or application of any debtor relief law to, Grantor or any person or entity obligated on the Secured Debt;

(E) A good faith belief by Lender at any time that Lender is insecure with respect to any person or entity obligated on the Secured Debt or that the prospect of any payment is impaired or, unless prohibited by W.VA. CODE § 46A-4-109, the value of the Property is impaired;

(F) A material adverse change in Grantor's business including ownership, management, and financial conditions, which Lender in its opinion believes impairs the value of the Property or repayment of the Secured Debt; or

(G) Any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

17. **Remedies on Default.** In some instances, federal and state law will require Lender to provide Grantor with notice of the right to cure, mediation notices or other notices and may establish time schedules for foreclosure actions. Subject to these limitations, if any, Lender may accelerate the Secured Debt and foreclose this Deed of Trust in a manner provided by law if this Grantor is in default.

At the option of Lender, all or any part of the agreed fees and charges, accrued interest and principal shall become immediately due and payable, after giving notice if required by law, upon the occurrence of a default or anytime thereafter. In addition, Lender shall be entitled to all the remedies provided by law, the Evidence of Debt, other evidences of debt, this Deed of Trust and any related documents including without limitation, the power to sell the Property.

If there is a default, Trustee shall, in addition to any other permitted remedy, at the request of the Lender, advertise and sell the Property as a whole or in separate parcels at public auction to the highest bidder for cash or on credit or partly cash and partly on credit, at the discretion of the Trustee, and convey absolute title free and clear of all right, title and interest of Grantor at such time and place as Trustee designates. Trustee shall give notice of sale including the time, terms and place of sale and a description of the property to be sold as required by the applicable law in effect at the time of the proposed sale.

Upon sale of the Property and to the extent not prohibited by law, Trustee shall make and deliver a deed to the Property sold which conveys absolute title to the purchaser, and after first paying all fees, charges and costs, shall pay to Lender all moneys advanced for repairs, taxes, insurance, liens, assessments and prior encumbrances and interest thereon, and the principal and interest on the Secured Debt, paying the surplus, if any, to Grantor. Lender may purchase the Property. The recitals in any deed of conveyance shall be prima facie evidence of the facts set forth therein.

All remedies are distinct, cumulative and not exclusive, and the Lender is entitled to all remedies provided at law or equity, whether expressly set forth or not. The acceptance by Lender of any sum in payment or partial payment on the Secured Debt after the balance is due or is accelerated or after foreclosure proceedings are filed shall not constitute a waiver of Lender's right to require full and complete cure of any existing default. By not exercising any remedy on Grantor's default, Lender does not waive Lender's right to later consider the event a default if it continues or happens again.

18. **Expenses; Advances on Covenants; Attorneys' Fees; Collection Costs.** Except when prohibited by law, Grantor agrees to pay all of Lender's expenses if Grantor breaches any covenant in this Deed of Trust. Grantor will also pay on demand all of Lender's expenses incurred in collecting, insuring, preserving or protecting the Property or in any inventories, audits, inspections or other examination by Lender in respect to the Property. Grantor agrees to pay all costs and expenses incurred by Lender in enforcing or protecting Lender's rights and remedies under this Deed of Trust, including, but not limited to, attorneys' fees, court costs, and other legal expenses. Once the Secured Debt is fully and finally paid, Lender agrees to release this Deed of Trust and Grantor agrees to pay for any recordation costs. All such amounts are due on demand and will bear interest from the time of the advance at the highest rate in effect, from time to time, as provided in the Evidence of Debt and as permitted by law.

19. Environmental Laws and Hazardous Substances. As used in this section, (1) "Environmental Law" means, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA, 42 U.S.C. 9601 et seq.), all other federal, state and local laws, regulations, ordinances, court orders, attorney general opinions or interpretive letters concerning the public health, safety, welfare, environment or a hazardous substance; and (2) "Hazardous Substance" means any toxic, radioactive or hazardous material, waste, pollutant or contaminant which has characteristics which render the substance dangerous or potentially dangerous to the public health, safety, welfare or environment. The term includes, without limitation, any substances defined as "hazardous material," "toxic substances," "hazardous waste" or "hazardous substance" under any Environmental Law. Grantor represents, warrants and agrees that, except as previously disclosed and acknowledged in writing:

(A) No Hazardous Substance has been, is, or will be located, transported, manufactured, treated, refined, or handled by any person on, under or about the Property, except in the ordinary course of business and in strict compliance with all applicable Environmental Law.

(B) Grantor has not and will not cause, contribute to, or permit the release of any Hazardous Substance on the Property.

(C) Grantor will immediately notify Lender if (1) a release or threatened release of Hazardous Substance occurs on, under or about the Property or migrates or threatens to migrate from nearby property; or (2) there is a violation of any Environmental Law concerning the Property. In such an event, Grantor will take all necessary remedial action in accordance with Environmental Law.

(D) Grantor has no knowledge of or reason to believe there is any pending or threatened investigation, claim, or proceeding of any kind relating to (1) any Hazardous Substance located on, under or about the Property; or (2) any violation by Grantor or any tenant of any Environmental Law. Grantor will immediately notify Lender in writing as soon as Grantor has reason to believe there is any such pending or threatened investigation, claim, or proceeding. In such an event, Lender has the right, but not the obligation, to participate in any such proceeding including the right to receive copies of any documents relating to such proceedings.

(E) Grantor and every tenant have been, are and shall remain in full compliance with any applicable Environmental Law.

(F) There are no underground storage tanks, private dumps or open wells located on or under the Property and no such tank, dump or well will be added unless Lender first consents in writing.

(G) Grantor will regularly inspect the Property, monitor the activities and operations on the Property, and confirm that all permits, licenses or approvals required by any applicable Environmental Law are obtained and complied with.

(H) Grantor will permit, or cause any tenant to permit, Lender or Lender's agent to enter and inspect the Property and review all records at any reasonable time to determine (1) the existence, location and nature of any Hazardous Substance on, under or about the Property; (2) the existence, location, nature, and magnitude of any Hazardous Substance that has been released on, under or about the Property; or (3) whether or not Grantor and any tenant are in compliance with applicable Environmental Law.

(I) Upon Lender's request and at any time, Grantor agrees, at Grantor's expense, to engage a qualified environmental engineer to prepare an environmental audit of the Property and to submit the results of such audit to Lender. The choice of the environmental engineer who will perform such audit is subject to Lender's approval.

(J) Lender has the right, but not the obligation, to perform any of Grantor's obligations under this section at Grantor's expense.

(K) As a consequence of any breach of any representation, warranty or promise made in this section, (1) Grantor will indemnify and hold Lender and Lender's successors or assigns harmless from and against all losses, claims, demands, liabilities, damages, cleanup, response and remediation costs, penalties and expenses, including without limitation all costs of litigation and attorneys' fees, which Lender and Lender's successors or assigns may sustain; and (2) at Lender's discretion, Lender may release this Deed of Trust and in return Grantor will provide Lender with collateral of at least equal value to the Property secured by this Deed of Trust without prejudice to any of Lender's rights under this Deed of Trust.

(L) Notwithstanding any of the language contained in this Deed of Trust to the contrary, the terms of this section shall survive any foreclosure or satisfaction of this Deed of Trust regardless of any passage of title to Lender or any disposition by Lender of any or all of the Property. Any claims and defenses to the contrary are hereby waived.

20. **Condemnation.** Grantor will give Lender prompt notice of any action, real or threatened, by private or public entities to purchase or take any or all of the Property, including any easements, through condemnation, eminent domain, or any other means. Grantor further agrees to notify Lender of any proceedings instituted for the establishment of any sewer, water, conservation, ditch, drainage, or other district relating to or binding upon the Property or any part of it. Grantor authorizes Lender to intervene in Grantor's name in any of the above described actions or claims and to collect and receive all sums resulting from the action or claim. Grantor assigns to Lender the proceeds of any award or claim for damages connected with a condemnation or other taking of all or any part of the Property. Such proceeds shall be considered payments and will be applied as provided in this Deed of Trust. This assignment of proceeds is subject to the terms of any prior mortgage, deed of trust, security agreement or other lien document.

21. **Insurance.** Grantor agrees to maintain insurance as follows:

(A) Grantor shall keep the Property insured against loss by fire, theft, and other hazards and risks reasonably associated with the Property due to its type and location. Other hazards

23. **Financial Reports And Additional Documents.** Grantor will provide to Lender upon request, any financial statement or information Lender may deem necessary. Grantor warrants that all financial statements and information Grantor provides to Lender are, or will be, accurate, correct, and complete. Grantor agrees to sign, deliver, and file as Lender may reasonably request any additional documents or certifications that Lender may consider necessary to perfect, continue, and preserve Grantor's obligations under this Deed of Trust and Lender's lien status on the Property. If Grantor fails to do so, Lender may sign, deliver, and file such documents or certificates in Grantor's name and Grantor hereby irrevocably appoints Lender or Lender's agent as attorney in fact to do the things necessary to comply with this section.

24. **Joint and Individual Liability; Co-Signers; Successors and Assigns Bound.** All duties under this Deed of Trust are joint and individual. If Grantor signs this Deed of Trust but does not sign the Evidence of Debt, Grantor does so only to mortgage Grantor's interest in the Property to secure payment of the Secured Debt and Grantor does not agree to be personally liable on the Secured Debt. Grantor agrees that Lender and any party to this Deed of Trust may extend, modify or make any change in the terms of this Deed of Trust or the Evidence of Debt without Grantor's consent. Such a change will not release Grantor from the terms of this Deed of Trust. The duties and benefits of this Deed of Trust shall bind and benefit the successors and assigns of Grantor and Lender.

    If this Deed of Trust secures a guaranty between Lender and Grantor and does not directly secure the obligation which is guarantied, Grantor agrees to waive any rights that may prevent Lender from bringing any action or claim against Grantor or any party indebted under the obligation including, but not limited to, anti-deficiency or one-action laws.

25. **Applicable Law; Severability; Interpretation.** This Deed of Trust is governed by the laws of the jurisdiction in which Lender is located, except to the extent otherwise required by the laws of the jurisdiction where the Property is located. This Deed of Trust is complete and fully integrated. This Deed of Trust may not be amended or modified by oral agreement. Any section or clause in this Deed of Trust, attachments, or any agreement related to the Secured Debt that conflicts with applicable law will not be effective, unless that law expressly or impliedly permits the variations by written agreement. If any section or clause of this Deed of Trust cannot be enforced according to its terms, that section or clause will be severed and will not affect the enforceability of the remainder of this Deed of Trust. Whenever used, the singular shall include the plural and the plural the singular. The captions and headings of the sections of this Deed of Trust are for convenience only and are not to be used to interpret or define the terms of this Deed of Trust. Time is of the essence in this Deed of Trust.

26. **Successor Trustee.** Lender, at Lender's option, may from time to time remove Trustee and appoint a successor trustee by an instrument recorded in the county in which this Deed of Trust is recorded. The successor trustee, without conveyance of the Property, shall succeed to all the title, power and duties conferred upon the Trustee by this Deed of Trust and applicable law.

and risks may include, for example, coverage against loss due to floods or flooding. This insurance shall be maintained in the amounts and for the periods that Lender requires. What Lender requires pursuant to the preceding two sentences can change during the term of the Secured Debt. The insurance carrier providing the insurance shall be chosen by Grantor subject to Lender's approval, which shall not be unreasonably withheld. If Grantor fails to maintain the coverage described above, Lender may, at Lender's option, obtain coverage to protect Lender's rights in the Property according to the terms of this Deed of Trust.

All insurance policies and renewals shall be acceptable to Lender and shall include a standard "mortgage clause" and, where applicable, "lender loss payee clause." Grantor shall immediately notify Lender of cancellation or termination of the insurance. Lender shall have the right to hold the policies and renewals. If Lender requires, Grantor shall immediately give to Lender all receipts of paid premiums and renewal notices. Upon loss, Grantor shall give immediate notice to the insurance carrier and Lender. Lender may make proof of loss if not made immediately by Grantor.

Unless Lender and Grantor otherwise agree in writing, insurance proceeds shall be applied to restoration or repair of the Property damaged if the restoration or repair is economically feasible and Lender's security is not lessened. If the restoration or repair is not economically feasible or Lender's security would be lessened, the insurance proceeds shall be applied to the Secured Debt, whether or not then due, with any excess paid to Grantor. If Grantor abandons the Property, or does not answer within 30 days a notice from Lender that the insurance carrier has offered to settle a claim, then Lender may collect the insurance proceeds. Lender may use the proceeds to repair or restore the Property or to pay the Secured Debt whether or not then due. The 30-day period will begin when the notice is given.

Unless Lender and Grantor otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of scheduled payments or change the amount of the payments. If the Property is acquired by Lender, Grantor's right to any insurance policies and proceeds resulting from damage to the Property before the acquisition shall pass to Lender to the extent of the Secured Debt immediately before the acquisition.

(B) Grantor agrees to maintain comprehensive general liability insurance naming Lender as an additional insured in an amount acceptable to Lender, insuring against claims arising from any accident or occurrence in or on the Property.

(C) Grantor agrees to maintain rental loss or business interruption insurance, as required by Lender, in an amount equal to at least coverage of one year's debt service, and required escrow account deposits (if agreed to separately in writing), under a form of policy acceptable to Lender.

22. **No Escrow for Taxes and Insurance.** Unless otherwise provided in a separate agreement, Grantor will not be required to pay to Lender funds for taxes and insurance in escrow.

27. **Notice.** Unless otherwise required by law, any notice shall be given by delivering it or by mailing it by first class mail to the appropriate party's address on page 1 of this Deed of Trust, or to any other address designated in writing. Notice to one grantor will be deemed to be notice to all grantors.

28. **Waiver of Homestead Exemption.** Grantor waives and releases all right to assert a homestead exemption in the Property.

29. **U.C.C. Provisions.** If checked, the following are applicable to, but do not limit, this Deed of Trust:

    ☐ **Construction Loan.** This Deed of Trust secures an obligation incurred for the construction of an improvement on the Property.

    ☐ **Fixture Filing.** Grantor grants to Lender a security interest in all goods that Grantor owns now or in the future and that are or will become fixtures related to the Property.

    ☐ **Crops; Timber; Minerals; Rents, Issues and Profits.** Grantor grants to Lender a security interest in all crops, timber, and minerals located on the Property as well as all rents, issues, and profits of them including, but not limited to, all Conservation Reserve Program (CRP) and Payment in Kind (PIK) payments and similar governmental programs (all of which shall also be included in the term "Property").

    ☐ **Personal Property.** Grantor grants to Lender a security interest in all personal property located on or connected with the Property. This security interest includes all farm products, inventory, equipment, accounts, documents, instruments, chattel paper, general intangibles, and all other items of personal property Grantor owns now or in the future and that are used or useful in the construction, ownership, operation, management, or maintenance of the Property. The term "personal property" specifically excludes that property described as "household goods" secured in connection with a "consumer" loan as those terms are defined in applicable federal regulations governing unfair and deceptive credit practices.

    ☐ **Filing As Financing Statement.** Grantor agrees and acknowledges that this Deed of Trust also suffices as a financing statement and as such, may be filed of record as a financing statement for purposes of Article 9 of the Uniform Commercial Code. A carbon, photographic, image or other reproduction of this Deed of Trust is sufficient as a financing statement.

30. **Other Terms.** If checked, the following are applicable to this Deed of Trust:

    ☒ **Line of Credit.** The Secured Debt includes a revolving line of credit provision. Although the Secured Debt may be reduced to a zero balance, this Deed of Trust will remain in effect until released.

    ☐ **Agricultural Property.** Grantor covenants and warrants that the Property will be used principally for agricultural or farming purposes and that Grantor is an individual or entity allowed to own agricultural land as specified by law.

☐ **Separate Assignment.** The Grantor has executed or will execute a separate assignment of leases and rents. If the separate assignment of leases and rents is properly executed and recorded, then the separate assignment will supercede this Security Instrument's "Assignment of Leases and Rent" section.

☐ **Additional Terms.**

Signatures. By signing below, Grantor agrees to the terms and covenants contained in this Deed of Trust and in any attachments. Grantor also acknowledges receipt of a copy of this Deed of Trust on the date stated above on Page 1.

☐ Actual authority was granted to the parties signing below by resolution signed and dated ____________________.

Grantor

CLARENCE E. SMITH	Date		Date
	Date		Date

Witness

____________________ ____________________

☐ Refer to the attached *Signature Addendum* for additional parties and signatures.

Acknowledgment (Individual)

State of WEST VIRGINIA

County/City of PLEASANTS

This record was acknowledged before me on 06-16-2016 by

CLARENCE E. SMITH, SINGLE

Notary Public

My commission expires:

Acknowledgment (Business or Entity)

State of ______________

County/City of ______________

This record was acknowledged before me on ______________ by ______________

as ______________

of ______________.

Notary Public

My commission expires:

This instrument was prepared by *(name, address)*:
PLEASANTS COUNTY BANK
P. O. BOX 240
ST MARYS, WV 26170

DMV 84-A
REV 07/12

West Virginia Department of Transportation

Division of Motor Vehicles

Voluntary Lien Created after Issuance of Original Title

1-800-642-9066
www.dmv.wv.gov

COPY

A) Applicant's Information

Name TOMBSTONE RESOURCES   Daytime Phone (304) 210-7770

Address 9176 S PLEASANTS HIGHWAY (STREET ADDRESS)   ST MARYS (CITY)   WV (STATE)   26170 (ZIP)

B) Vehicle Information

Title No. CS98033   Date Issued 01-04-2010   Year 2008   Body AT

Make YAMAHA   VIN No. JY4AM13Y68C015787

C) Statement of Liens Created

1). Amount of Lien $ 250,000.00   Nature of Lien SA   Date of Lien 06-16-2016

In Favor of PLEASANTS COUNTY BANK

Address P. O. BOX 240 (STREET ADDRESS)   ST MARYS (CITY)   WV (STATE)   26170 (ZIP)

(X) ____________________ (SIGNATURE OF LIEN HOLDER)   Title of Officer AVP

2). Amount of Lien $ ________   Nature of Lien ________   Date of Lien ___/___/___

In Favor of ____________________

Address ________ (STREET ADDRESS)   (CITY)   (STATE)   (ZIP)

(X) ____________________ (SIGNATURE OF LIEN HOLDER)   Title of Officer ________

Upon approval of this application a new certificate of title will be issued with any unreleased liens and the lien or liens listed on this application listed. The new Certificate of Title will be forwarded to the lien holder having first priority. The following fees must be submitted with this application in order to process your request:

$10.00 Title Fee + $5.00 Lien Fee = $15.00

Any check tendered to this department which is not honored for payment by any banking institution will result in a $10.00 service charge.

Return this application, title, and fee to your local DMV Regional Office or mail them to:

DMV Receiving and Processing
PO Box 17710
Charleston, WV 25317

D) Applicant's Certification

I request the Division of Motor Vehicles to record a lien on the certificate of title on my above listed vehicle in favor of the above named lien holder. I certify, under penalty of perjury, that the statements made herein are true and correct to the best of my knowledge and belief.

*****The brand "and" requires both owners' signatures*****

(X) ____________________ (SIGNATURE OF OWNER)   ___/___/___ (DATE)

(X) ____________________ (SIGNATURE OF OWNER)   ___/___/___ (DATE)

DMV 84-A
REV 07/12

West Virginia Department of Transportation

Division of Motor Vehicles

Voluntary Lien Created after Issuance of Original Title

West Virginia dmv

1-800-642-9066
www.dmv.wv.gov

COPY

A) Applicant's Information

Name CLARENCE E. SMITH Daytime Phone (304) 210-7770

Address 9176 S PLEASANTS HIGHWAY (STREET ADDRESS) ST MARYS (CITY) WV (STATE) 26170 (ZIP)

B) Vehicle Information

Title No. MC42181 Date Issued 06-19-2008 Year 2001 Body AL

Make CREST VIN No. MAU03179D101

C) Statement of Liens Created

1). Amount of Lien $ 250,000.00 Nature of Lien SA Date of Lien 06-16-2016

In Favor of PLEASANTS COUNTY BANK

Address P. O. BOX 240 (STREET ADDRESS) ST MARYS (CITY) WV (STATE) 26170 (ZIP)

(X) ______ SIGNATURE OF LIEN HOLDER Title of Officer AVP

2). Amount of Lien $ ______ Nature of Lien ______ Date of Lien __/__/__

In Favor of ______

Address ______ STREET ADDRESS CITY STATE ZIP

(X) ______ SIGNATURE OF LIEN HOLDER Title of Officer ______

Upon approval of this application a new certificate of title will be issued with any unreleased liens and the lien or liens listed on this application listed. The new Certificate of Title will be forwarded to the lien holder having first priority. The following fees must be submitted with this application in order to process your request:

$10.00 Title Fee + $5.00 Lien Fee = $15.00

Any check tendered to this department which is not honored for payment by any banking institution will result in a $10.00 service charge.

Return this application, title, and fee to your local DMV Regional Office or mail them to:

DMV Receiving and Processing
PO Box 17710
Charleston, WV 25317

D) Applicant's Certification

I request the Division of Motor Vehicles to record a lien on the certificate of title on my above listed vehicle in favor of the above named lien holder. I certify, under penalty of perjury, that the statements made herein are true and correct to the best of my knowledge and belief.

*****The brand "and" requires both owners' signatures*****

(X) ______ SIGNATURE OF OWNER __/__/__ DATE

(X) ______ SIGNATURE OF OWNER __/__/__ DATE

LENDER'S NAME AND ADDRESS	BORROWER'S NAME AND ADDRESS	
PLEASANTS COUNTY BANK P. O. BOX 240 ST MARYS, WV 26170	PROTOKINETIX INC 9176 S PLEASANTS HIGHWAY ST MARYS, WV 26170	Loan Number ____ Date 06-16-2016 Loan Amount $ 250,000.00

COPY

ERRORS AND OMISSIONS AGREEMENT

The undersigned borrower(s), in consideration of the closing of a certain loan by PLEASANTS COUNTY BANK the "Lender" to PROTOKINETIX INC "Borrower(s)" in the above stated amount, as evidenced by a promissory note and secured by a Deed of Trust or mortgage against real property located at 9176 S PLEASANTS HIGHWAY, ST MARYS, WV 26170 and dated the date of this Errors and Omissions Agreement, agree(s), if requested by the "Lender" or its agent, to fully cooperate in the correction, if necessary in the reasonable discretion of the "Lender" of any and all loan closing documents so that all documents accurately describe the loan between the undersigned borrower(s) and the "Lender" and thus allow the "Lender" to sell, convey, seek a guaranty or obtain insurance for, or market said loan to any purchaser, including but not limited to any investor or institution, The Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Department of Housing and Urban Development, the Department of Veterans Affairs, or Municipal Bonding Authority.

The undersigned borrower(s) further agree(s) to comply with all above noted reasonable requests by the "Lender" within thirty (30) days from the date of the mailing of the correction requests by the "Lender". The undersigned borrower(s) agree(s) to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with the "Lender" requests within the specified thirty (30) days.

DATED this 16TH day of JUNE, 2016

PROTOKINETIX INC

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(Borrower) CLARENCE E. SMITH, PRESIDENT

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(Borrower) CLARENCE E. SMITH, INDIVIDUAL

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(Borrower)

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(Borrower)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
THOMAS L BOGARD 304 684 2227

B. E-MAIL CONTACT AT FILER (optional)
TBOGARD@PCBSM.COM

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

PLEASANTS COUNTY BANK
P. O. BOX 240
ST MARYS, WV 26170

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME					
PROTOKINETIX INC					
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE		COUNTRY
9176 S PLEASANTS HIGHWAY	ST MARYS	WV	26170		USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME					
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE		COUNTRY
					USA

3. SECURED PARTY'S NAME: (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME					
PLEASANTS COUNTY BANK					
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE		COUNTRY
P. O. BOX 240	ST MARYS	WV	26170		USA

4. COLLATERAL: This financing statement covers the following collateral:

ASSIGNMENT OF PROTOKINETIX INC UNITED STATES PATENT SERIAL NUMBER 62/287,657 FOR INVENTION ENTITLED "USE OF ANTI-AGING GLYCOPROTEIN FOR ENHANCING SURVIVAL OF NEUROSENSORY PRECURSOR CELLS"

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:

Return To:

PLEASANTS COUNTY BANK
P. O. BOX 240
ST MARYS, WV 26170

COPY

Real Estate Deed of Trust

This instrument secures an obligation that may increase and decrease from time to time.

1. **Date and Parties.** The date of this Deed of Trust is 06-16-2016
The parties and their addresses are:

Grantor:

CLARENCE E. SMITH, SINGLE
9176 S PLEASANTS HIGHWAY
ST MARYS, WV 26170

☐ Refer to the Addendum which is attached and incorporated herein for additional Grantors.

Trustee:

F MICHAEL NELSON
323 SECOND ST
ST MARYS, WV 26170

Lender:

PLEASANTS COUNTY BANK
ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF WEST VIRGINIA
P. O. BOX 240
ST MARYS, WV 26170

2. **Conveyance.** For good and valuable consideration, the receipt and sufficiency of which is acknowledged, and to secure the Secured Debt (hereafter defined), Grantor irrevocably grants, conveys and sells to Trustee, in trust for the benefit of the Lender, with power of sale, the following described property: STATE OF WEST VIRGINIA, COUNTY OF PLEASANTS, CITY OF ST MARYS, DISTRICT OF GRANT TAX MAP 4 PARCELS 4 AND 44 BEING THE SAME PROPERTY DESCRIBED IN ATTACHED EXHIBIT A

The property is located in PLEASANTS at
(County)

9176 S PLEASANTS HIGHWAY
(Address)

ST MARYS , West Virginia 26170
(City) *(ZIP Code)*

Together with all rights, easements, appurtenances, royalties, mineral rights, oil and gas rights, crops, timber, all diversion payments or third party payments made to crop producers, and all existing and future improvements, structures, fixtures, and replacements that may now, or at any time in the future, be part of the real estate described above (all referred to as "Property"). The term Property also includes, but is not limited to, any and all water wells, water, ditches, reservoirs, reservoir sites and dams located on the real estate and all riparian and water rights associated with the Property, however established.

3. **Maximum Obligation Limit.** The total principal amount of the Secured Debt (hereafter defined) secured by this Deed of Trust at any one time shall not exceed $ 250,000.00
This limitation of amount does not include interest, loan charges, commitment fees, brokerage commissions, attorneys' fees and other charges validly made pursuant to this Deed of Trust and does not apply to advances (or interest accrued on such advances) made under the terms of this Deed of Trust to protect Lender's security and to perform any of the covenants contained in this Deed of Trust. Future advances are contemplated and, along with other future obligations, are secured by this Deed of Trust even though all or part may not yet be advanced. Future advances are
☒ obligatory
☐ non-obligatory
Nothing in this Deed of Trust, however, shall constitute a commitment to make additional or future loans or advances in any amount. Any such commitment would need to be agreed to in a separate writing.